September 14, 2012

DREYFUS TAX EXEMPT CASH MANAGEMENT FUNDS

- DREYFUS NEW YORK AMT-FREE MUNICIPAL CASH MANAGEMENT

(PARTICIPANT SHARES)

Supplement to Prospectus

dated June 1, 2012

            Participant shares of Dreyfus New York AMT-Free Municipal Cash Management are no longer offered by the fund and have been terminated as a separately designated class of the fund.